UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K /A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2007

ASCEND ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51840	20-3881465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 Devon Park Drive, Bldg. 400, Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 519-1336

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ASCEND ACQUISITION CORP. (“ASCEND”) IS HOLDING PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN ASCEND’S ACQUISITION (“ACQUISITION”) OF EPAK RESOURCES (S) PTE. LTD. (“EPAK”), AS DESCRIBED IN ITS CURRENT REPORT ON FORM 8-K, FILED WITH THE COMMISSION ON JULY 31, 2007 (“REPORT”) AND AMENDED HEREBY. THE REPORT, AS AMENDED HEREBY, WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ASCEND’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MAY 2006, IS ASSISTING ASCEND IN THESE EFFORTS WITHOUT CHARGE, OTHER THAN THE REIMBURSEMENT OF ITS OUT-OF-POCKET EXPENSES, ALTHOUGH EBC WILL BE PAID (1) A CASH FINDER’S FEE EQUAL TO 1.5% OF THE TRANSACTION CONSIDERATION (INCLUDING ANY ASSUMED INDEBTEDNESS) AND (2) DEFERRED COMMISSIONS OF $952,200 EARNED BY IT AS UNDERWRITER IN THE IPO AT THE CLOSING OF THE ACQUISITION. CHARDAN CAPITAL MARKETS, LLC ALSO IS ASSISTING ASCEND IN THESE EFFORTS FOR A CASH FEE OF $400,000 PAYABLE AT CLOSING, AND REIMBURSEMENT OF ITS EXPENSES. ASCEND AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND EBC AND CHARDAN MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF ASCEND’S STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTION.

STOCKHOLDERS OF ASCEND AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROSPECTUS AND PRELIMINARY PROXY STATEMENT AND FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH ASCEND’S PROPOSED REDOMESTICATION AND SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ ASCEND’S FINAL PROSPECTUS, DATED MAY 11, 2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF ASCEND’S OFFICERS AND DIRECTORS AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION AND CERTAIN RELATED MATTERS. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE FINAL PROSPECTUS AND DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ASCEND ACQUISITION CORP., 435 DEVON PARK DRIVE, BUILDING 400, WAYNE, PENNSYLVANIA 19087. THESE DOCUMENTS, AS AND WHEN AVAILABLE, CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

Item 1.01	Entry into a Definitive Material Agreement

On July 31, 2007, Ascend Acquisition Corp. (“Ascend”), a Delaware corporation, announced that it had entered into an agreement and plan of reorganization, dated July 30, 2007, as amended (“Agreement”), by which it will acquire e.Pak Resources (S) Pte. Ltd. (“ePAK” or the “Company”). In connection with this acquisition, the public company will reincorporate and move its domicile from Delaware to Bermuda via a merger with Ascend Merger Corp., a wholly owned subsidiary of ePak International Limited, a Bermuda company. In the redomestication merger, all of Ascend’s outstanding common stock, warrants and purchase options will be exchanged for substantially identical securities of ePAK International Limited, on a one-for-one basis. At the closing of the transactions, ePAK International Limited will effect the acquisition of ePAK, and the current holders of the Ascend public company and the holders of ePAK will become holders of the ePAK International Limited public company, which will be the continuing public company after the acquisition.

On February 1, 2008, Amendment No. 1 to the Registration Statement on Form S-4, File No. 333-148427 (“Registration Statement”), was filed with the Securities and Exchange Commission (“SEC”) with respect to the previously announced proposed business combination between Ascend and ePAK. The Registration Statement is filed under the name ePAK International Limited.

The amendment to the Registration Statement can be viewed under the filings made for ePAK International Limited on the SEC website or directly at the following link: http://www.sec.gov/Archives/edgar/data/1422153/000119312508018043/ds4a.htm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 4, 2008	ASCEND ACQUISITION CORP.

	By:	/s/ Don K. Rice
Don K. Rice
Chairman of the Board and Chief Executive Officer

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